                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 14, 2000
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                              Quantum Corporation
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             (Exact name of registrant as specified in its charter)


     Delaware                       0-12390                     96-2665054
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)               Identification No.)

                 500 McCarthy Boulevard, Milpitas, California           95035
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                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (408) 894-4000
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________________________________________________________________________________
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         (a) On October 3, 2000, Quantum Corporation, a Delaware corporation ("Quantum"), Maxtor Corporation, a Delaware corporation ("Maxtor"), Insula Corporation, a Delaware corporation and wholly-owned subsidiary of Quantum ("Spinco"), and Hawaii Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Maxtor ("Merger Sub"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), pursuant to which Quantum has agreed to sell its Hard Disk Drive Group ("the "HDD Business") to Maxtor (the "Disposition"). Under the terms of the Disposition, Quantum will assign to Spinco and Spinco will assume the assets and liabilities of the HDD Business. Immediately following the assignment and assumption, Quantum will redeem all shares of HDD common stock from the holders of such shares in exchange for shares of Spinco common stock (the "Redemption"). On or about December 6, 2000, the parties to the Merger Agreement elected to amend and restate the Merger Agreement to provide for the transaction to be effected by a merger of Spinco directly into Maxtor immediately following the Redemption, (the "Merger"), with Maxtor continuing after the Merger as the surviving corporation and to effect certain other changes (the "Amended and Restated Merger Agreement"). The Amended and Restated Merger Agreement is attached hereto as
Exhibit 2.2 and incorporated herein by reference.

         In the Merger, each share of Spinco common stock (formerly HDD common stock prior to the Redemption) will be converted into the right to receive
1.52 shares of Maxtor common stock.

         This document may include forward-looking statements within the meaning of Safe Harbor provisions of the U.S. federal securities laws. These statements are based on current expectations, estimates and projections about the general economy and Quantum's and Maxtor's lines of business and are generally identifiable by statements containing words such as "expects," "believes," "estimates," or similar expressions. Statements related to the future performance involve certain assumptions, risks and uncertainties, many of which are beyond the control of Quantum or Maxtor, and include, among others, foreign and domestic product and price competition, cost effectiveness, changes in governmental regulations, general economic and market conditions in various geographic areas, interest rates and the availability of capital. Although Quantum and Maxtor believe their respective expectations reflected in any such forward-looking statements are based upon reasonable assumptions, they can give no assurance that those expectations will be achieved.

Item 7.  Financial Statements and Exhibits.

      (c)    Exhibits.
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      2.1* Agreement and Plan of Merger and Reorganization dated as of October 3, 2000 by and among Quantum Corporation, Maxtor Corporation, Insula Corporation and Hawaii Acquisition Corporation (excluding exhibits).

      2.2 Amended and Restated Agreement and Plan of Merger and Reorganization dated as of October 3, 2000 by and among Quantum Corporation, Maxtor Corporation, Insula Corporation and Hawaii Corporation (excluding exhibits).

     99.1*   Press Release dated October 4, 2000.

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         * Previously filed with Quantum Corporation's 8-K filed on October 10, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 14, 2000               QUANTUM CORPORATION


                                        /s/ Jerry Maurer
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                                        Name

                                        Executive Vice President
                                        ------------------------
                                        Title

                               INDEX TO EXHIBITS


Exhibit
Number         Description of Document
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 2.1* Agreement and Plan of Merger and Reorganization dated as of October 3, 2000 by and among Quantum Corporation, Maxtor Corporation, Insula Corporation and Hawaii Acquisition Corporation (excluding exhibits).

 2.2 Amended and Restated Agreement and Plan of Merger and Reorganization dated as of October 3, 2000 by and among Quantum Corporation, Maxtor Corporation, Insula Corporation and Hawaii Corporation (excluding exhibits).

99.1*   Press Release dated October 4, 2000.

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    *   Previously filed with Quantum Corporation's 8-K filed on October 10,
        2000.